Note 12 - Stock Incentive Plan	6 Months Ended
Jun. 30, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
12.	Stock Incentive Plan:

A summary of the status of the Company's non-vested shares as of December 31, 2013 and June 30, 2014 is presented below:

	Non-vested Shares	Weighted average grant date fair value
As of December 31, 2013 and as of June 30, 2014	21,034	$366.24

The compensation expense recognized in the six months ended June 30, 2013 and 2014 was $88 and $0 respectively and is included in General and administrative expenses in the unaudited interim condensed consolidated statements of comprehensive income. As of June 30, 2014, the total unrecognized compensation cost related to non-vested share awards is $0. The non-vested shares will only vest on change of control.

The total fair value of shares vested during the six months ended June 30, 2013 was $50. In the six months ended June 30, 2014 period no shares were vested.

On December 18, 2013 the Board of Directors granted 7,142 shares to the Company’s Chief Executive Officer at a price of $11.20 per share to be issued to Sovereign Holdings Inc., a company wholly owned by our Chief Executive Officer, in accordance with the CEO’s employment contract dated September 1, 2010. The shares vest six months from the date of grant, with any unvested restricted stock vesting upon his termination from the Company for any reason (including resignation). However, as the shares granted to the Company’s CEO do not contain any future service vesting conditions, all such shares are considered vested shares on the grant date. These shares were issued on January 17, 2014.

The Company estimates the future forfeitures of non-vested shares to be immaterial. The Company will, however, re-evaluate the reasonableness of its assumption at each reporting period.

No dividends were paid in the six months ended June 30, 2013 and 2014.